Subsidiaries	12 Months Ended
Dec. 31, 2025
Disclosure of subsidiaries [abstract]
Subsidiaries
Note 10 – Subsidiaries

A.	Investments

OPC Energy Ltd.

OPC is a publicly-traded company whose securities are listed on the TASE. OPC is engaged in three reportable segments:

i.
generation and supply of electricity and energy in Israel to private customers, Israel Electric Company (“IEC”) and Noga – The Israel Independent System Operator Ltd. (“System Operator” or “Noga’), including initiation, development, construction and operation of power plants and facilities for energy generation;

ii.	generation and supply of electricity and energy in the United States using renewable energy, including development, construction and management of renewable energy power plants; and
iii.
generation and supply of electricity and energy in the United States using conventional (natural gas) power plants, including development, construction and management of conventional energy power plants in the United States.

Material subsidiaries

Set forth below are details regarding OPC’s material subsidiaries:

	Main location of	Ownership interest as at December 31
	company's activities	2025	2024
OPC Holdings Israel Ltd.	Israel	80%	80%
CPV Group LP	USA	70%	70%

1.	OPC Holdings Israel Ltd. (“OPC Holdings Israel”)

OPC Power Plants, directly holds most of OPC’s businesses in Israel, such as OPC Rotem Ltd. (“OPC Rotem”), OPC Hadera Ltd. (“OPC Hadera”), Tzomet Energy Ltd. (“OPC Tzomet”), OPC Sorek 2 Ltd. (“OPC Sorek 2”) and OPC Gat Power Plant (“Gat Partnership”). These businesses are mainly engaged in the generation and supply of electricity and energy, mainly to private customers and to the System Operator, and in the development, construction and operation in Israel of power plants and energy generation facilities powered using natural gas and renewable energy.

In May 2022, OPC had entered into an agreement with Veridis Power Plants (“Veridis”) to form OPC Holdings Israel Ltd. (“OPC Holdings Israel”), which will hold and operate all of OPC's business activities in the energy and electricity generation and supply sectors in Israel (“Veridis Transaction”).

Upon completion of the Veridis Transaction in 2023, OPC transferred to OPC Holdings Israel, among other things, its 80% interest in OPC Rotem, as well as other operations in Israel including OPC Hadera, OPC Tzomet, OPC Sorek, energy generation facilities on consumers’ premises and virtual electricity supply activities, and Veridis transferred its 20% interests in OPC Rotem to OPC Holdings Israel. In addition, Veridis invested approximately NIS 452 million (approximately $129 million) in cash in OPC Holdings Israel (after adjustments to the original transaction amount which totaled NIS 425 million (approximately $125 million)), of which approximately NIS 400 million (approximately $118 million) was used by OPC Rotem to repay a portion of the shareholders’ loans provided to OPC Rotem in 2021 by OPC and Veridis.

As a result of the Veridis Transaction, OPC holds 80% and Veridis holds the remaining 20% of OPC Holdings Israel, which holds 100% of the business activities in the energy and electricity generation and supply sectors in Israel transferred by OPC.

The Veridis transaction is accounted for in accordance with the provisions of IFRS 10 – “Consolidated Financial Statements”. Accordingly, all differences between the cash received from Veridis as stated above and the increase in the non-controlling interests were recognized in capital reserve from transactions with non-controlling interests.

2.	CPV Group LP (“CPV Group”)

CPV Group is engaged in the development, construction and management of power plants using renewable energy and conventional energy (power plants running on natural gas of the advanced‑generation combined‑cycle type) in the United States. The CPV Group holds rights in active power plants that it initiated and developed – both in the area of conventional energy and in the area of renewable energy. In addition, through an asset management group the CPV Group is engaged in provision of management services to power plants in the United States using a range of technologies and fuel types, by means of signing asset‑management agreements, usually for short to medium periods. Refer to Note 8 for further details on associates of CPV Group.

3.	OPC Power Ventures LP (“OPC Power”)

In October 2020, OPC signed a partnership agreement (the “Partnership Agreement” and the “Partnership”, where applicable) with three financial entities to form OPC Power, whereby the limited partners in the Partnership are OPC which holds a 70% interest, Clal Insurance Group which holds a 12.6% interest, Migdal Insurance Group which holds a 12.75% interest, and a corporation from Poalim Capital Markets which holds a 4% interest.

The General Partner of the Partnership, a wholly-owned company of OPC, will manage the Partnership’s business as its General Partner, with certain material actions (or which may involve a conflict of interest between the General Partner and the limited partners), requiring approval of a majority a of special majority (according to the specific action) of the institutional investors which are limited partners. The General Partner is entitled to management fees and success fees subject to meeting certain achievements.

OPC also entered into an agreement with entities from the Migdal Insurance Group with respect to their holdings in the Partnership, whereby OPC granted said entities a put option, and they granted OPC a call option (to the extent that the put option is not exercised), which is exercisable after 10 years in certain circumstances.

OPC holds approximately $830 million in equity investments and $333 million in outstanding loans (including accrued interest) in the Partnership. The Partnership Agreement covers management fees tied to investment volume, carried interest based on returns, governance between Limited and General Partners, transfer restrictions, tag-along rights, right of first offer (ROFO), and drag-along rights.

The company and financial investors have also entered into reciprocal option agreements: the financial investors hold a put option (exercisable at fair value less a discount), and the company holds a call option (exercisable at fair value plus a premium, triggered only if the put is not exercised). The company may settle the exercise price using its own shares based on their recent market price. Specific exercise periods and expiry dates are defined in the Partnership Agreement.

In 2023, OPC and non-controlling interests made equity investments in the partnership OPC Power Ventures LP (both directly and indirectly) of NIS 565 million (approximately $150 million), and extended NIS 175 million (approximately $45 million) in loans, based on their stake in the partnership. In September 2023, after utilizing the entire investment commitment and shareholder loans in July 2023, the facility was increased by $100 million (OPC’s share in the facility is $70 million).

4.	Acquisition of additional interest in CPV Shore

In April 2025, CPV Group entered into a purchase agreement to acquire an additional 20% interest in CPV Shore, and holds approximately 89% of CPV Shore. Upon completion of the additional interest, OPC continues to account for its investment in CPV Shore in accordance with the equity method.

On October 28, 2025, an agreement, which includes generally accepted terms in transactions of this type, was signed to acquire the remaining interest of CPV Shore of 11%. Upon completion of the transaction, CPV Group will hold 100% interest in CPV Shore and will be consolidated into the Group’s Financial Statements.

The Group elected to apply the concentration test to the abovementioned acquisition transaction.

Based on an asset concentration test, which is based on the initial purchase price allocation, it was determined that the acquisition of CPV Shore constitutes an acquisition of an asset rather than a business combination, since substantially all of the fair value of the assets acquired is concentrated in a single identifiable asset - the power plant - and in ancillary assets which cannot be physically separated or used independently without significant diminution in their utility or fair value.

Following is the allocation of the total investment cost in CPV Shore to assets and liabilities consolidated for the first time in the first quarter of 2026:

$ (Million)
Property, plant & equipment	520
Right‑of‑use asset	154
Bank loans	(294)
Lease liability	(195)
Derivative financial instruments	(16)
Other identifiable assets and liabilities	3
Total	172

The total investment cost includes the consideration paid for the acquisition of the remaining stake of 11% in CPV Shore and the balance of investment therein of 89% as of the transaction completion date.

5.	Acquisition of additional interest in Basin Ranch project

In October 2025, CPV Group entered into an agreement for the acquisition of the remaining interest in Basin Ranch project. As of the report date, CPV Group has a 70% interest in Basin Ranch project. The project has completed financial closing and construction work has started.

In accordance with the acquisition agreement, completion of the acquisition is subject to the fulfillment of certain conditions, no later than February 28, 2026. Upon completion of the acquisition, CPV Group will control Basin Ranch project and will be consolidated into the Group’s Financial Statements and the acquisition will be treated as an asset acquisition transaction.

The amount required in respect of the acquisition is approximately $371 million and is expected to be paid over several key dates in 2025 and 2026. CPV Group serves as a guarantor for the execution of future payments payable to the seller subsequent to the completion of the transaction. Further, the seller is entitled to their share in the balance of future development fees in respect of the project totaling approximately $18 million, which are expected to be paid on the project’s commercial operation date.

In October 2025, Basin Ranch project financial closing was completed and the project’s interest holders provided equity required for the project relative to their holding stakes. As a result, CPV Group provided $470 million, of which $300 million was provided by way of a financing agreement with Bank Leumi and $170 million was financed by OPC through an equity bridge loan. Additionally, CPV Group provided collaterals of $135 million by way of letters of credit in connection to the financial close of Basin Ranch project.

An EPC agreement to acquire the project’s principal equipment came into effect. Under the EPC agreement, the construction contractor undertook to provide full construction services, which include a combination of the equipment acquired under the Equipment EPC agreement and the acquisition of the remaining equipment.

The consideration under the EPC agreement will be paid over time, in accordance with the milestones set in each agreement and is expected to total approximately $1.4 billion.

The Basin Ranch project also entered into a Gas Netback commercial agreement and fixed-price power purchase agreement in order to hedge a substantial portion of the power plant’s capacity for a period of 7 years from the commercial operation date. Furthermore, the project entered into agreements regarding the operation of the facility, including an asset management agreement (with a CPV Group corporation), an O&M agreement and other generally accepted project agreements similar to other CPV Group projects.

Following is the allocation of the total cost of investment in Basin Ranch totaling $353 million, consisting  investment cost includes the consideration paid for the acquisition of the remaining stake (30%) in the Basin Ranch power plant and the balance of investment therein (70%) as of the transaction completion date, to assets and liabilities which will be consolidated for the first time in the first quarter of 2026:

$million
Cash and cash equivalents	128
Property, plant & equipment	421
Loan from TEF	(136)
Other long‑term liabilities	(53)
Other liabilities, net	(17)
Total	343

6.	Harrison Street transaction

On August 16, 2024, investees of CPV Group entered into binding agreements with Harrison Street, an American private equity fund operating in the field of infrastructures (hereinafter - the “Investor”), where under the Investor will invest a total of $300 million (hereinafter - the “Total Investment Amount”) in CPV Renewable Power LP (hereinafter - “CPV Renewable”)  in consideration for 33.33% of the ordinary interests in CPV Renewable (hereinafter - the “Investor’s Interest”), in accordance with and subject to the main terms and conditions as detailed below (hereinafter - the “Agreement” and the “Transaction”, as the case may be ). The Transaction reflects a pre-money valuation of approximately $600 million for CPV Renewable.

The Investment Agreement includes, among other things, generally accepted representations and statements by CPV Corporations and the Investor, undertakings applicable to CPV Group, whose objective is mainly to ensure conduct in the ordinary course of business, and conditions precedent for completion of the Transaction, which include the absence of material adverse events as defined in the Agreement, and receipt of the regulator’s approval within a certain period.

On November 13, 2024, the conditions precedent for the completion of the Transaction were met (hereinafter - the "Transaction Completion Date").

On the Transaction Completion Date, $200 million was invested by the Investor and the balance of $100 million will be invested no later than September 30, 2025. On the Transaction Completion Date, the Investor’s Interests were allocated to the Investor.

Based on an analysis of the contractual rights awarded to the Investor, OPC reached the conclusion that, in accordance with the provisions of IFRS 10, as of the Transaction Completion Date, OPC has lost control over CPV Renewable and, accordingly, from the Transaction Completion Date, it has deconsolidated CPV Renewable’ financial statements and will be applying the equity method to its investment in CPV Renewable.

Following are details of assets and liabilities derecognized on deconsolidation date:

$ Million
Cash and cash equivalents	65
Trade and other receivables	19
Restricted deposits and cash	2
Property, plant and equipment	752
Right of use assets and deferred expenses	55
Intangible assets - PPAs and other agreements	110
Intangible assets - goodwill	126
Derivative financial instruments, net	(1)
Trade and other payables	(45)
Long-term loans from banking corporations and financial institutions	(308)
Long-term lease liabilities	(48)
Loan to ICG Energy	(85)
Other long‑term liabilities	(123)
Total assets, net derecognized upon deconsolidation	519

The fair value of CPV Renewable amounts to $897 million, with CPV Group’s share (66.67%) amounting to $594 million. The following is the calculation of the profit from loss of control:

$ Million
Fair value	594
Net assets attributable to the Group at deconsolidation date	(519)
Excess fair value	75
Transaction costs carried to profit or loss and others	(6)
Pretax income on loss of control in CPV Renewable	69
Tax expenses due to restructuring carried out prior to completing the transaction	(3)
Deferred tax expenses with respect to revaluation of investment to fair value	(19)
Post-tax income on loss of control in CPV Renewable	47

The fair value of the investment in CPV Renewable of approximately $594 million was allocated mainly to operating projects, as detailed below:

$ Million
Cash and cash equivalents	203
Receivables in respect of deferred consideration from the partner in CPV Renewable	97
Property, plant and equipment	665
Bank loans	(388)
Other identifiable assets and liabilities	17
Total	594

 The projects’ fair value was evaluated based on the following methodology:

1.	Projects under commercial operation or construction are based on DCF method by discounting the expected future cash flows of each project, by the weighted average cost of capital after tax.
2.	Backlog of projects under advanced development is at estimated based on fair value per KW and the likelihood of materialization as a function of the development stages.
3.	The backlog of projects under initial development is based on cost.

The projects’ fair value is based on the following are the key assumptions:

1.	Forecast years represent the period spanning from 2024 to 2054 and are based on the estimate of the economic life of the power plants and their value as of the end of the forecast period.
2.
Market prices and capacity based on market prices are based on PPAs and market forecasts received from external and independent information sources, considering the relevant area and market for each project and the relevant regulation.

3.	Estimated construction costs of the projects, and entitlement to tax benefits in respect of projects under construction.
4.	An annual long-term inflation rate of 2.2%.
5.	Weighted Average Cost of Capital is calculated for each active material project and under construction separately and ranges between 6.25% and 7%.

The following are the aggregate cash flows that arose to the Group as a result of the transaction:

$ Million
Repayment of a loan granted by ICG Energy	85
Return on investment	16
Deconsolidation - Cash and cash equivalents of CPV Renewable	(65)
36

7.	OPC Gat Power Plant (“Gat Partnership”)

On March 30, 2023, the transaction between OPC Power Plants, together with Dor Alon Energy in Israel (1988) Ltd. (“Dor Alon”), and Dor Alon Gas Power Plants Limited Partnership (the “Seller”) for purchase of the rights in a power plant located in Kiryat Gat Industrial Zone (“Gat Partnership”) was completed, and all rights in the Gat Partnership were transferred to OPC.

The transaction was completed for a consideration of NIS 870 million (approximately $242 million), after adjustments to working capital. Consideration of NIS 270 million (approximately $75 million) were paid to acquire all the rights in the Gat Partnership, and consideration of NIS 303 million (approximately $84 million) were used to repay the shareholders’ loan. The remaining consideration of NIS 300 million (approximately $83 million) represents a deferred consideration that was paid in 2023.

Determination of fair value of identified assets and liabilities

The acquisition of the Gat Partnership was accounted for according to the provisions of IFRS 3 - “Business Combinations”. On the Transaction Completion Date, OPC included the net assets of the Gat Partnership in accordance with their fair value.

$ Million
Cash and cash equivalents	1
Trade and other receivables	6
Property, plant, and equipment - facilities and electricity generation and supply license (1)	172
Property, plant, and equipment - land owned by the Gat Partnership (2)	23
Trade and other payables	(7)
Loans from former right holders (3)	(84)
Deferred tax liabilities	(19)
Identifiable assets, net	92
Goodwill (4)	61
Total consideration (5)	153

(1)
The Group applied IFRS 3 and allocate the fair value of the facilities and the electricity supply license to a single asset. The fair value was determined by an independent appraiser using the income approach, the MultiPeriod Excess Earning Method. The valuation methodology included several key assumptions that constituted the basis for cash flow forecasts, including, among other things, electricity and gas prices, and nominal post-tax discount rate of 8%-8.75%. The said assets are amortized over 27 years from the acquisition date, considering an expected residual value at the end of the assets’ useful life.

(2)	The fair value of the land was determined by an external and independent land appraiser using the discounted cash flow technique (“DCF”) of 8%.
(3)	The loans were repaid immediately after the acquisition date.
(4)	The goodwill arising as part of the business combination reflects the synergy between the activity of the Gat Partnership and the Rotem Power Plant.
(5)	The consideration includes a cash payment of NIS 270 million (approximately $75 million) plus deferred consideration, whose present value is estimated at NIS 285 million (approximately $79 million).

The aggregate cash flows that were used by the Group as a result of the acquisition transaction:
$ Million
Cash and other cash equivalents paid (excluding consideration used to repay shareholders' loan)	152
Cash and other cash equivalents acquired	(1)
151

8.	Issuances of new shares by OPC

During Q2 2025, OPC issued to the public 21,303,200 ordinary shares of NIS 0.01 par value each, of which a total of 7,923,600 ordinary shares were issued to Kenon. The gross proceeds of the issuance is $240 million (NIS 850 million) and the issuance expenses is approximately $6 million (NIS 23 million).

During Q3 2025, OPC announced a private placement of 18,750,000 ordinary shares to institutional investors in Israel for gross proceeds of NIS 900 million (approximately $266 million) and issuance expenses of NIS 6 million ($2 million).

During Q4 2025, OPC announced a private placement of 5,529,322 ordinary shares to institutional investors in Israel for gross proceeds of NIS 340 million (approximately $100 million). Subsequent to this, Kenon has disposed 5,422,648 ordinary shares for a total consideration of NIS 340 million (approximately $100 million).

Following the completion of the private placement, Kenon’s equity interest in OPC decreased to approximately 47% and still maintains control over OPC under the provisions of IFRS 10. Refer to Note 29 for subsequent events following additional private placement.

The conclusion regarding existence of control in OPC was made based on the following considerations:

A majority of OPC’s board seats are held by persons associated with Kenon and its affiliates. OPC’s board maintains oversight of the entity’s key strategic, operational, and financial activities and has the ability to direct decisions relating to activities that significantly affect OPC’s returns. These governance rights of OPC’s board are aligned with relevant legal and regulatory requirements, supporting the assessment of control for consolidation purposes under IFRS 10.

A significant portion of OPC’s voting rights are widely dispersed, with no other investor or group exercising control. There is no indication that these investors will exercise their rights in a collective manner, and their participation is generally passive. As a result, the shareholder base remains widely distributed, supporting Kenon’s holding being sufficiently dominant within OPC’s capital structure to grant it effective voting power.

With regard to the above, Kenon has determined that, despite the lack of an absolute majority of shares in OPC, it is still able to direct OPC within the meaning of applicable standards of IFRS 10, and consolidates OPC in 2025.

9.	Impairment of assets

On April 17, 2024, the Israeli government rejected National Infrastructures Plan (“NIP”) 20B, for the construction of a natural gas-fired power generation plant (hereinafter - “Hadera 2 Project”). As a result, OPC assessed the recoverable amount of the Hadera 2 Project in its consolidated financial statements in accordance with the provisions of IAS 36, and accordingly recognized an impairment loss of approximately NIS 31 million (approximately $8 million). In June 2024, OPC filed a petition to the High Court of Justice and is considering further steps including legal action and other alternatives to the use of the site.

In Q3 2025, following a High Court of Justice petition on the Hadera 2 Project, the Government approved on August 10, 2025, the NIP 20B plan to build a power plant near Hadera Power Plant. Following this, OPC reversed the impairment loss of approximately NIS 31 million (approximately $8 million).

10.	Dividends

Following the growth strategy adopted by OPC and the expansion of operation targets in recent years, taking into account OPC’s financial strength, from March 2024, OPC’s dividend distribution policy will be suspended for two years. After the said suspension period, the Board of Directors will discuss the possible resumption of the dividend distribution policy and its applicability to the circumstances, if any.

During the reporting period, CPV Group received dividends and capital distributions from associates totaling approximately NIS 206 million ($60 million), of which approximately NIS 83 million ($25 million) was received from CPV Maryland, approximately NIS 62 million ($19 million) was received from CPV Fairview, and approximately NIS 54 million ($16 million) was received from CPV Towantic.

B.	The following table summarizes the information relating to the Group’s subsidiary in 2025, 2024 and 2023 that has material NCI:

	As at and for the year ended December 31,
	2025	2024	2023
	OPC Energy Ltd.	OPC Energy Ltd.	OPC Energy Ltd.
	$ Thousands
NCI percentage *	63.65%	59.73%	59.97%
Current assets	1,114,861	368,586	460,810
Non-current assets	3,583,388	2,940,193	3,018,434
Current liabilities	(359,893)	(176,725)	(353,735)
Non-current liabilities	(1,828,023)	(1,371,291)	(1,679,847)
Net assets	2,510,333	1,760,763	1,445,662
Carrying amount of NCI	1,597,832	1,051,754	866,915

Revenue	871,929	751,304	691,796
Profit after tax	131,883	52,638	46,955
Other comprehensive income	20,004	757	(38,017)
Profit attributable to NCI	32,076	36,414	25,030
OCI attributable to NCI	(5,223)	2,834	(24,624)
Cash flows from operating activities	295,001	206,929	134,973
Cash flows used in investing activities	(534,830)	(465,739)	(594,303)
Cash flows from financing activites excluding dividends paid to NCI	854,279	242,755	503,245
Effect of changes in the exchange rate on cash and cash equivalents	35,037	2,179	(7,435)
Net increase/(decrease) in cash and cash equivalents	649,487	(13,876)	36,480

* The NCI percentage represents the effective NCI of the Group